                                                                      EXHIBIT 99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM 11-K
(MARK ONE)
   [X]           ANNUAL REPORT PURSUANT TO SECTION 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]

                   For the fiscal year ended October 31, 1995

                                       OR

   [_]           TRANSITION REPORT PURSUANT TO SECTION 15(D) OF
             THE SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

               For the transition period from         to

                         Commission File Number: 1-4423

A. Full title of the plan and address of the plan, if different from that of the issuer named below:

                            HEWLETT-PACKARD COMPANY
                          EMPLOYEE STOCK PURCHASE PLAN

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                            HEWLETT-PACKARD COMPANY
                             3000 HANOVER STREET
                          PALO ALTO, CALIFORNIA 94304

                              REQUIRED INFORMATION

Not applicable.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE ADMINISTRATOR OF THE PLAN HAS DULY CAUSED THIS ANNUAL REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                          HEWLETT-PACKARD COMPANY EMPLOYEE
                                          STOCK PURCHASE PLAN

Date: January 29, 1996                    By:        D. CRAIG NORDLUND
                                             ----------------------------------
                                                D. Craig Nordlund Associate
                                               General Counsel and Secretary

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------